Exhibit 99.1

Chanticleer Holdings Extends Rights Offering Deadline to 5:00 PM Eastern Time

on January 13, 2017

CHARLOTTE, NC –December 30, 2016 — Chanticleer Holdings, Inc. (NASDAQ: HOTR) (“Chanticleer” or the “Company”), owner and operator of multiple restaurant brands internationally and domestically, today announced that the Company has extended the expiration time of its Rights Offering to 5:00 PM Eastern Time on January 13, 2017 to provide additional time to accommodate shareholder orders and delays in processing attributable to the holidays.

Chairman and CEO of Chanticleer Holdings, Mike Pruitt, stated, “We are very pleased with the support from our existing shareholders and we’d like to thank the many investors who’ve participated and supported our Company. We’ve heard from a number of shareholders and selected dealers that, despite their interest in participating, certain potential participants were constrained by the holiday timing and didn’t have enough time to act. Given the interest in the Rights Offering and requests for additional time over the last few trading days, we have chosen to extend the Rights Offering through January 13, 2017 to allow additional time to complete the processing of subscriptions from shareholders of record.”

The Company has engaged Source Capital Group, Inc. as the dealer-manager for the rights offering.

The rights offering is being made pursuant to Chanticleer’s effective registration statement on Form S-1 (Reg. No. 333-214319) on file with the U.S. Securities and Exchange Commission (the “SEC”). This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities. The offering can be made only by a final prospectus. Investors should consider investment objectives, risks, charges, and expenses carefully before investing. The prospectus included in the registration statement contains this and additional information about Chanticleer and the rights offering, and rights holders should carefully read the prospectus before exercising their rights and investing. The prospectus may be found by clicking on the following link:

https://www.sec.gov/Archives/edgar/data/1106838/000149315216015898/form424b2.htm

Requests for copies of the prospectus or questions from shareholders relating to the rights offering may be directed to the information agent for the rights offering, as follows:

Issuer Direct, LLC

(919) 744-2722

chanticleer@issuerdirect.com.

About Chanticleer Holdings, Inc.

Headquartered in Charlotte, NC, Chanticleer (HOTR), owns, operates and franchises fast casual and full service restaurant brands, including American Burger Company, BGR: The Burger Joint, Little Big Burger, Just Fresh and Hooters.

About Source Capital Group,Inc.

Source Capital Group, Inc. was founded in 1992 as a boutique investment banking firm specializing in small to medium-sized transactions, and continues to focus its investment banking activities in those segments of the market. Source Capital has grown to include businesses in general securities, emerging market securities, distressed and high-yield debt securities, investment management, mortgages, and business lending. Source Capital’s mission is to provide excellent service and independent, unbiased, and tailor-made advice. Source Capital is registered as a broker-dealer with the SEC and in 50 states, the District of Columbia, and Puerto Rico, and is a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation.

Forward-Looking Statements:

Any statements that are not historical facts contained in this release are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Contact Information:

Information Agent:

Issuer Direct, LLC

Information Agent

(919) 744-2722

transfer@issuerdirect.com

Company Contacts:

Michael Pruitt

(704) 366-5122 x 1

mp@chanticleerholdings.com

Mark Roberson

(704) 366-5122 x124

mroberson@chanticleerholdings.com

Investor Relations Contact:

John Nesbett/Jennifer Belodeau

Institutional Marketing Services (IMS)

Phone 203.972.9200

jnesbett@institutionalms.com